Exhibit 10.22
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “FIRST AMENDMENT”) is dated as of December 29, 2006 (the “FIRST AMENDMENT EFFECTIVE DATE”) between WELLS FARGO BANK, N.A. (“LENDER”), and CHROMCRAFT REVINGTON, INC. (“BORROWER”).
RECITALS
     1. Borrower and Lender are parties to that certain Credit Agreement, dated as of September 20, 2005 (as the same has been and hereafter may be amended and/or restated from time to time, the “CREDIT AGREEMENT”).
     2. Borrower has requested that Lender amend and modify the Credit Agreement to, among other things, increase the maximum Leverage Ratio to 2.5 to 1.0, all as provided in this First Amendment.
     3. Subject to the terms and conditions stated in this First Amendment, Lender is willing to modify and amend the Credit Agreement, as provided in this First Amendment.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, Lender and Borrower agree as follows:
     1. Definitions. Except as otherwise expressly stated in this First Amendment, all terms used in the Recitals and in this First Amendment that are defined in the Credit Agreement, and that are not otherwise defined herein, shall have the same meanings in this First Amendment as are ascribed to them in the Credit Agreement.
     2. Amendment to Leverage Ratio. As of the First Amendment Effective Date, Section 5.1.15 of the Credit Agreement is amended and restated in its entirety as follows:
     “5.1.15 Leverage Ratio. Maintain a Leverage Ratio of not greater than 2.5 to 1.0 at each fiscal quarter end, measured on a rolling four-quarter basis.”
     3. Representations and Warranties. Borrower represents and warrants to Lender that:
     (a) The execution, delivery and performance of this First Amendment and all agreements and documents delivered pursuant hereto by Borrower have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to Borrower, or its articles of incorporation or bylaws, or result in a breach of or constitute a default under any material agreement, lease or instrument to which Borrower is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Borrower of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by Borrower are the legal, valid and binding obligations of Borrower, as a signatory thereto, and enforceable against Borrower in accordance with the terms thereof.
     (b) After giving effect to the amendments contained in this First Amendment, the representations and warranties contained in Section of the Credit Agreement are true and correct on and as of the First Amendment Effective Date with the same force and effect as if made on and as of the First Amendment Effective Date, except that the representation in Section 4.4 of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower most recently delivered to the Lender prior to the First Amendment Effective Date.
     (c) No Default or Unmatured Default has occurred and is continuing or will exist under the Credit Agreement or any of the other Loan Documents as of the First Amendment Effective Date.
     (d) Borrower represents and warrants that its constituent documents have not been amended or otherwise changed since September 20, 2005.
     4. Waiver of Defenses and Claims. In consideration of the accommodations provided to the Borrower by Lender as contemplated by this First Amendment, the Borrower hereby waives, releases, and forever discharges Lender from any and all rights, claims or causes of actions of Borrower arising due to Lender’s actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the First Amendment Effective Date.
     5. Conditions. The obligation of Lender to execute and to perform this First Amendment shall be subject to full satisfaction of the following conditions precedent on or before the First Amendment Effective Date:
     (a) Copies, certified as of the First Amendment Effective Date, of such corporate documents or resolutions of Borrower as Lender may request evidencing necessary corporate or company action by Borrower with respect to this First Amendment and all other agreements or documents delivered pursuant hereto as Lender may reasonably request.
     (b) This First Amendment shall have been duly executed and delivered by Borrower to Lender, and executed by Lender.
     (c) Borrower shall have paid all costs and expenses incurred by Lender in connection with the negotiation, preparation and closing of this First Amendment and the other documents and agreements delivered pursuant hereto, including, without limitation,

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the reasonable fees and out-of-pocket expenses of Baker & Daniels LLP, special counsel to Lender.
     (d) Lender shall have received such additional agreements, documents and certifications, fully executed by Borrower, as may be reasonably requested by Lender.
     6. Binding on Successors and Assigns. All of the terms and provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.
     7. Governing Law; Entire Agreement; Survival; Miscellaneous. This First Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to its choice or conflicts of laws principles. This First Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment. The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.
     8. Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this First Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. The other Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement, as modified by this First Amendment. Except as otherwise expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents, as modified and amended by this First Amendment, remain in full force and effect, and fully binding on the parties thereto and their respective successors and assigns.
     9. Further Assurances. The parties shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of any other party to carry out the provisions and purposes of this First Amendment.
     10. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. In the event any party executes and delivers this First Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this First Amendment; (ii) the facsimile of this First Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this First Amendment shall constitute an original of and best evidence of this First Amendment.
[signatures on the following page]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective authorized signatories.

WELLS FARGO BANK, N.A.
By:	/s/ James M. Stehlik
James M. Stehlik, Vice President

CHROMCRAFT REVINGTON, INC.
By:	/s/ Frank T. Kane
Frank T. Kane,
Vice President — Finance

REAFFIRMATION
     The undersigned acknowledge and consent to the execution of the foregoing First Amendment to Credit Agreement between Wells Fargo Bank, N.A. (“Lender”) and Chromcraft Revington, Inc., and reaffirm and agree that the Subsidiary Guaranty (the “Guaranty”) executed by it as of September 20, 2005 in favor of Lender, remains in full force and effect with respect to all Guaranteed Obligations (as defined in Guaranty).
Dated as of December 29, 2006

CHROMCRAFT CORPORATION		CRI CORPORATION-SUMTER

By:	/s/ Frank T. Kane	By:	/s/ Frank T. Kane
	Frank T. Kane, Vice President		Frank T. Kane, Vice President

PETERS-REVINGTON CORPORATION		COCHRANE FURNITURE COMPANY, INC.

By:	/s/ Frank T. Kane	By:	/s/ Frank T. Kane
	Frank T. Kane, Vice President		Frank T. Kane, Vice President

SILVER FURNITURE CO., INC.		CRI REALTY COMPANY, LLC

By:	/s/ Frank T. Kane	By:	/s/ Frank T. Kane
	Frank T. Kane, Vice President		Frank T. Kane, Manager

SILVER FURNITURE MANUFACTURING CO., INC.		CRI CAPITAL CORPORATION

By:	/s/ Frank T. Kane	By:	/s/ Frank T. Kane
	Frank T. Kane, Vice President		Frank T. Kane, Vice President

KORN INDUSTRIES, INCORPORATED

By:	/s/ Frank T. Kane

Frank T. Kane, Vice President

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